Exhibit 99.1

      IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                  IN AND FOR NEW CASTLE COUNTY

WILLIAM N. STRASSBURGER,                           )
                                                   )
                           Plaintiff,              )
                                                   )
         v.                                        )  C.A. No. 14267
                                                   )
MICHAEL M. EARLEY, LUTHER A.                       )
HENDERSON, JOHN C. STISKA,                         )
N. RUSSELL WALDEN, and                             )
TRITON GROUP, LTD., a                              )
Delaware corporation,                              )
                                                   )
                           Defendants,             )
                                                   )
         and                                       )
                                                   )
RIDGEWOOD PROPERTIES, INC.,                        )
a Delaware corporation,                            )
                                                   )
                                                   )
                           Nominal Defendant,      )
                                                   )
         and                                       )
                                                   )
FOUNTAINHEAD DEVELOPMENT CORP.,                    )
                                                   )
                                                   )
                           Intervenor.             )

                            ORDER AND FINAL JUDGMENT

A hearing having been held before this Court (the "Court") on May 20, 2003, pursuant to the Court's Order of March 24, 2003 (the "Scheduling Order"), upon a Stipulation of Settlement (the "Stipulation") filed March 24, 2003, in the above-captioned action (the "Action"), which Stipulation is incorporated herein by reference, and it appearing that due notice of said hearing has been given in accordance with the Scheduling Order, and the respective parties having appeared by their attorneys of record, and the Court having heard and considered evidence in support of the proposed Settlement, and the attorneys for the respective parties having been heard, and an opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Scheduling Order, and the Court having determined that notice to stockholders of Ridgewood Hotels, Inc. ("Ridgewood") pursuant to the Scheduling Order was adequate and sufficient, and the entire matter of the proposed Settlement having been heard and considered by the Court,

      IT IS HEREBY ORDERED, ADJUDGED AND DECREED this 20th day of May, 2003, that:

      1. Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Stipulation.

      2. The form and manner of notice given to the stockholders of Ridgewood is hereby determined to have been the best notice practical under the circumstances and to have been given in full compliance with the requirements of due process and Rule 23.1 of the Rules of the Court of Chancery.

      3. The Stipulation and Settlement are approved as procedurally and substantively fair, reasonable and adequate and in the best interests of Ridgewood and the Minority Stockholders.


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

4.The Action is hereby dismissed on the merits with respect to all defendants and with prejudice. In consideration for the terms and conditions of the Stipulation and the Settlement, any and all claims, rights, demands, suits, matters, issues, causes of action, liabilities, damages, losses, obligations and judgments of any kind or nature whatsoever, whether known or unknown, that have been or could have been asserted in the Action or in any court, tribunal or proceeding, by or on behalf of plaintiff, Ridgewood or any Minority Stockholder who accepts the tender offer to be made by Ridgewood pursuant to the Settlement (the "Releasing Parties"), against any and all defendants, ADT Security Services, Inc. ("ADT"), Fountainhead Development Corp., Inc. (together with its successor Fountainhead Development LLC and Fountainhead Holdings, Inc, "Fountainhead"), and each and all of their respective present or former officers, directors, employees, stockholders, insurers, agents and attorneys, and their respective affiliates, heirs, executors, personal representatives, estates, administrators or predecessors, successors and assigns (collectively, the "Released Parties'), whether directly, individually, derivatively, representatively or in any other capacity, and whether arising under state or federal law, in connection with, or that arise now or hereafter out of, or which relate in any way to, the acts, facts, events, transactions or occurrences embraced by, involved with, set forth in or otherwise related to the complaint filed in the Action, including without limitation claims against any of the defendants for reimbursement of litigation expenses advanced on behalf of such defendants (collectively, the "Settled Claims"), shall be fully, finally, and forever compromised, settled, discharged, dismissed on the merits and with prejudice, released and barred pursuant to the terms and conditions set forth herein and in the Stipulation; provided, however, that the Settled Claims shall


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

not include any claims or causes of action that any party to the Stipulation may have to enforce compliance with the terms of the Settlement.

      6. All cross claims asserted or that could have been asserted in the Action by any defendant against any other defendant (including, without limitation, the Motion to Amend) are hereby released and dismissed on the merits and with prejudice.

      7. All claims arising out of or relating to the Action or the Settled Claims (including, without limitation, any claim for indemnification or advancement of expenses in connection with defending the Action ) that Defendant Walden or the ADT Defendants may have against Ridgewood or Fountainhead are released to the extent and in accordance with the terms and conditions of the Stipulation.

      8. All claims arising out of or relating to the Action or the Settled Claims (including, without limitation, any claim for indemnification or advancement of expenses in connection with defending the Action) that Fountainhead may have against defendant Walden or the ADT Defendants are released to the extent and in accordance with the terms and conditions of the Stipulation.

      9. The plaintiff, Ridgewood and all stockholders of Ridgewood, either directly, indirectly, individually, derivatively, representatively or in any other capacity, are permanently barred and enjoined from instigating, instituting, commencing, asserting, prosecuting, continuing or participating in any way in the maintenance in any court or tribunal of this or any other jurisdiction of any action or proceeding asserting any of the Settled Claims against any of the Released Parties.


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

      10. The attorneys for the plaintiff are awarded attorney's fees in the amount of $1,669,093 and reimbursement of expenses in the amount of $155,907. The Court finds the fees and expenses in such amounts to be fair and reasonable. The award of attorney's fees and expenses shall be paid by ADT in accordance with the terms of the Stipulation. The attorneys for the plaintiff are permitted to pay the amount of $10,000 to the plaintiff from the fees and expenses awarded by the Court to the attorneys for the plaintiff as compensation to the plaintiff for his substantial professional assistance in connection with the prosecution of the Action.

      11. Without affecting the finality of this Order and Final Judgment in any way, the Court reserves jurisdiction over all matters relating to the administration and consummation of the Settlement and all matters relating to the enforcement of the Stipulation and the Settlement.


                                                 /s/ Jack B. Jacobs
                                                 -------------------------------
                                                 Jack B. Jacobs, Vice Chancellor

464189


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